                       STATEMENT OF ADDITIONAL INFORMATION


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                             ISI STRATEGY FUND, INC.

                         535 Madison Avenue, 30th Floor

                            New York, New York 10022


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THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE
READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION. A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC., 535 MADISON AVENUE, 30TH FLOOR, NEW YORK, NEW YORK 10022, (800) 955-7175.






 Statement of Additional Information Dated: October 1, 2001 as supplemented through March 29, 2002
 Relating to the Prospectus dated October 1, 2001, as supplemented through
                                 March 29, 2002

                                       of
                            ISI Strategy Fund Shares

                                TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----

GENERAL INFORMATION AND HISTORY .........................................  1

INVESTMENT OBJECTIVE AND POLICIES .......................................  1

VALUATION OF SHARES AND REDEMPTIONS .....................................  6

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS ....................  6

MANAGEMENT OF THE FUND ..................................................  9

INVESTMENT ADVISORY AND OTHER SERVICES .................................. 12

ADMINISTRATION .......................................................... 13

DISTRIBUTION OF FUND SHARES ............................................. 14

BROKERAGE ............................................................... 16

CAPITAL SHARES .......................................................... 17

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS .................................. 17

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES ....................... 17

INDEPENDENT AUDITORS .................................................... 18

LEGAL MATTERS ........................................................... 18

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ..................... 18

PERFORMANCE COMPUTATIONS ................................................ 18

FINANCIAL STATEMENTS .................................................... 19

GENERAL INFORMATION AND HISTORY

         ISI Strategy Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund has one class of shares: ISI Strategy Fund Shares (the "ISI Shares"). The ISI Shares Prospectus contains important information concerning ISI Shares offered by the Fund, and may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares of the Fund to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. As used herein, the "Fund" refers to ISI Strategy Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information for the Fund and its business that is contained in the Registration Statement about the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on June 12, 1997. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and began operations on September 16, 1997.

         Under a license agreement dated September 15, 1997 between the Fund and International Strategy & Investment Inc. ("ISI" or the "Advisor"), International Strategy & Investment Inc. licenses to the Fund the "ISI" name and logo, but retains rights to that name and logo, including the right to permit other investment companies to use them.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Policies of the Fund

         The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through an active asset allocation strategy that involves apportioning the Fund's assets between diversified investments in common stocks of U.S. issuers and U.S. Treasury Securities. The Fund may make other investments including securities index futures contracts and Standard & Poor's Depositary Receipts ("SPDRs").

         The allocation of the Fund's assets will be reviewed periodically in light of ISI's forecasts and may be changed when ISI determines it appropriate. The Fund's assets will be rebalanced on a quarterly basis if at that time the market value of the equity portion of the portfolio is below 40% or above 80% of the Fund's total assets.

         On March 27, 2002, the Board of Directors approved the change of investment sub-advisor from Wilshire Associates Incorporated ("Wilshire") to Los Angeles Capital Management and Equity Research, Inc. ("LA Capital" or the "Sub-Advisor"), effective March 29, 2002. LA Capital will manage the equity portion of the Fund's Portfolio. Prior to March 29, 2002, Wilshire managed the equity portion of the Fund's Portfolio.

         LA Capital will focus on building and maintaining portfolios based on the Wilshire 5000 Index ("Wilshire 5000" or "Index") and other custom-structured U.S. equity applications, and currently have $2.7 billion under management in these portfolios. In managing the common stocks of U.S. issuers in the Fund's portfolio, LA Capital will attempt to capture the return of the broad U.S. equity market. Ultimately, LA Capital expects that the performance of the Fund's equity portfolio will approximately resemble that of the Wilshire 5000, plus 1-2%, with volatility that from time to time may exceed that of the Wilshire 5000. The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. Approximately 7,300 stocks, including large-, medium-and small-capitalization stocks are included in the Index. In constructing the Fund's portfolio, LA Capital will utilize stock selection techniques which are intended to capture incremental return over and above the Wilshire 5000. The investment process involves over-weighting stocks which are viewed to have positive performance attributes and under-weighting stocks for which LA Capital has a negative performance outlook. Deviations from a Wilshire 5000 characteristic profile are closely monitored and controlled as part of the management process. LA Capital may use securities index futures contracts and SPDRs to gain market exposure without purchasing individual stocks. For example, the Fund may invest in security index futures contracts on the Standard & Poor's 500 Index ("S&P 500") and the Russell 2000 Index as well as S&P 500 SPDRs and S&P MidCap 400 Index SPDRs for market exposure.

         ISI will manage the U.S. Treasury Securities in the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. ISI will be free to take advantage of the entire range of maturities offered by U.S. Treasury Securities and may adjust the average maturity of such securities held in the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by Mr. Edward S. Hyman, Chairman of the Fund and the Advisor. There can be no assurance that such economic analysis will accurately predict interest rate trends or that portfolio strategies based on the economic analysis of Mr. Hyman will be effective.

         The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This Statement of Additional Information also describes other investment practices in which the Fund may engage.

         The Fund may invest up to 10% of its respective total assets in non-affiliated money market funds that are compatible with its investment objectives and policies. The Fund may only invest in non-affiliated money market mutual funds that maintain a "AAA" investment grade rating by a nationally recognized statistical rating agency.

         Except as specifically identified in the section entitled "Investment Restrictions" in this Statement of Additional Information, the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined in the section entitled "Capital Shares"). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.

Common stocks

         The Fund will invest in common stocks of U.S. issuers, which are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of the common stocks held by the Fund will cause the value of the Shares to fluctuate.

U.S. Treasury Securities

         The Fund will invest in U.S. Treasury Securities which are considered among the safest of fixed-income investments. Because of this added safety, the yields available from U.S. Treasury Securities are generally lower than the yields available from corporate debt securities. As with other debt securities, the value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities and for STRIPS (securities that do not pay interest currently but which are purchased at a discount and are payable in full at maturity). Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the average maturity of the U.S. Treasury Securities held by the Fund is longer.

Standard & Poor's Depositary Receipts

         The Fund may invest in SPDRs which are shares of common stock in a unit investment trust ("UIT") traded on the American Stock Exchange. SPDRs represent a proportionate undivided interest in a basket of securities owned by the UIT, which consists of substantially all of the common stocks, in substantially the same weighting, as the component stocks of a specified S&P index. The performance of a SPDR is intended to track the performance of the component stocks of the relevant S&P index. The composition and weighting of the securities owned by the UIT will be adjusted from time to time to conform to periodic changes in the volatility and relative weightings of such S&P index. The Fund's investment in SPDRs will be subject to limitations on investment in other investment companies (see the section entitled "Investment Restrictions"). An investment in SPDRs is subject to the same risk of fluctuation in value as the basket of common stocks underlying the SPDR. In particular, the price at which the underlying SPDR securities may be sold and the value of the SPDR may be adversely affected if the secondary trading markets for the SPDRs are limited or absent. Additionally, the basket of common stocks underlying the SPDR may not exactly replicate the performance of the specified index because of transaction costs and other expenses. The basket of common stocks underlying the SPDR may also be unable to fully replicate the performance of the specified S&P index due to the temporary unavailability of certain underlying securities or due to other extraordinary circumstances.

Repurchase Agreements

         The Fund may agree to purchase securities issued by the United States Treasury ("U.S. Treasury Securities") from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's investment Advisor. The list of approved banks and broker-dealers will be monitored regularly by the Advisor and the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors"). The seller under a repurchase agreement may be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

When-Issued Securities

         The Fund may make purchases of U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the Fund during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

Futures Contracts

         The Fund may engage in securities index futures contracts in order to obtain exposure to certain market segments, facilitate allocation of investments among asset classes and for the purposes of hedging the portfolio's investments. A securities index futures contract obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the trade is made. No physical delivery of the underlying stocks in the index is made. Securities index futures contracts ("Futures Contracts") will be entered on domestic exchanges and boards of trade, subject to applicable Commodity and Futures Trading Commission ("CFTC") Rules. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

         Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier." The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant ("FCM") (i.e. futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         In connection with transactions in Futures Contracts, the Fund will be required to deposit as "initial margin" a specified amount of cash or short-term U.S. Government securities. The initial margin required for a Futures Contract is set by the exchange on which the contract is traded with review and oversight by the CFTC. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the Futures Contract. The Fund will not enter into Futures Contracts, if immediately thereafter, the sum of the amounts of initial margin deposits on the Fund's open futures contracts entered into for other than "bona fide hedging" would exceed 5% of the value of the Fund's total assets.

         Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts. The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund which holds or intends to acquire common stocks, is to attempt to protect the Fund from market fluctuations, obtain exposure to a particular market or market segment without actually buying or selling securities, and/or facilitate the allocation of investments among asset classes. For example, if the Fund owns stocks replicating the Wilshire 5000, the Fund might sell index Futures Contracts based on such index as a hedge against market decline. The use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

         To the extent the Fund enters into Futures Contracts for these purposes, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

         Participation in the futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. Gains and losses on Futures Contracts depend on the Advisor's ability to predict correctly the direction of securities prices, interest rates and other economic factors. For example, if the Fund has hedged against the possibility of a market decline and instead the market rises, the Fund will lose part or all of the benefit of the increased value of its securities portfolio which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so.

         Other risks associated with the use of Futures Contracts are (i) imperfect correlation between the price of Futures Contracts and movements in the prices of the securities underlying the index or of the securities being hedged in the case of bona fide hedging strategies; (ii) the fact that skills needed to use these investment strategies are different from those needed to select portfolio securities; (iii) the possible absence of a liquid secondary market for any particular instrument at any particular time; and (iv) the possible need to defer closing out certain positions to avoid adverse tax consequences. The risk that the Fund will be unable to close out a futures position will be minimized by only entering into futures contracts for which there appears to be a liquid exchange or secondary market. In addition, the possible risk of loss of trading futures contracts in certain strategies can be substantial, due to both the low margin deposits required and the high degree of leverage involved in futures pricing.

         Various additional risks exist with respect to the trading of futures. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general market trends by the Advisor may still not result in a successful transaction.

Other Investments

         For temporary defensive purposes, the Fund may invest up to 100% of its assets in high quality, short-term money market instruments, and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.

Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government, its agencies and instrumentalities are not considered an industry);

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the U.S. Government, its agencies and instrumentalities;

3. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment;

4.       Invest in real estate or mortgages on real estate;

5. Purchase or sell commodities or commodities contracts (except that the Fund may purchase or sell futures contracts based on underlying securities indexes);

6. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7.       Issue senior securities;

8. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objective and policies;


The following investment restrictions may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1. Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.

2. Invest more than 15% of the value of its net assets in illiquid securities.


VALUATION OF SHARES AND REDEMPTIONS

Valuation

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Redemptions

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation" and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as, administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company

         The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

         In order to qualify as a RIC, the Fund must distribute at least 90% of its net investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement") and also must meet several additional requirements. Included among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

         The Fund may make investments in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment company taxable income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

         Although the Fund intends to distribute substantially all of its net investment company taxable income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Fund Distributions

         Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether such distributions are paid to you in cash or you reinvest them in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will
(1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

         If the net asset value at the time you purchase shares of the Fund reflects undistributed investment company taxable income, recognized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

         If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

         Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to you in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

         The Fund will provide a statement annually to you as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale, Exchange or Redemption of Fund Shares

         The sale, exchange or redemption of a share is a taxable event to you. Generally, gain or loss on the sale, exchange or redemption of a Share will be a capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at the long-term capital gains rate and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale, exchange or redemption of a Share held for six months or less and have previously received a capital gain distribution with respect to the Share (or any undistributed net capital gains of a Fund with respect to such Share are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gain distribution (or any undistributed net capital gains of a Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) Shares within the period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, a portion of any distributions paid to you if you
(1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service, or (3) have failed to certify to the Fund that you are not subject to backup withholding.

Federal Excise Tax

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year, and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

State and Local Taxes

         Rules of the state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


MANAGEMENT OF THE FUND

         The overall business affairs of the Fund are the responsibility of the Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisors, the Distributor and the Fund's administrator. A majority of the directors of the Fund have no affiliation with the Advisors, the Distributor or the Fund's administrator.

Directors and Officers

           The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 535 Madison Avenue, 30th Floor, New York, New York 10022.

* EDWARD S. HYMAN, Chairman and Director (4/8/45)
               Chairman, International Strategy & Investment Inc. (registered investment advisor) and Chairman and President, International Strategy and Investment Group Inc. (registered investment advisor and broker-dealer),1991-Present.

JOSEPH R. HARDIMAN, Director (5/27/37)
               8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Soundview Group (registered broker-dealer), Corvis Corporation (optical networks), The Nevis Fund (registered investment company), certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) and Brown Investment Advisory & Trust (registered investment advisor). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.) 1985-1987; General Partner, Alex. Brown & Sons (now Deutsche Banc Alex. Brown Inc.) 1976-1985.

LOUIS E. LEVY, Director (11/16/32)
               26 Farmstead Road, Short Hills, New Jersey 07078. Director, Household International (finance and banking) and certain fund in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee of the American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University- Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990 and Director, Kimberly-Clark Corporation (personal consumer products), retired 2000.

CARL W. VOGT, ESQ., Director (4/20/36)
               Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright &
               Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science and Engineering (x-ray detection equipment) and Director of certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies). Formerly Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); President (interim) of Williams College and President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies).

R. ALAN MEDAUGH, President (8/20/43)
               President, International Strategy & Investment Inc. (registered investment advisor). Formerly, Director, International Strategy & Investment Group, Inc., 1991-Present.

THOMAS D. STEVENS, Vice President (5/27/49)
               11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 Chariman and Principal of Los Angeles Capital Management and Equity Research, Inc., 2002-present. Prior to that, Senior Managing Director and Principal, Wilshire Associates Incorporated and Chief Investment Officer, Wilshire Asset Management.

CARRIE L. BUTLER, Vice President (5/1/67)
               Assistant Vice President, International Strategy & Investment Inc. (registered investment advisor), 1991-Present.

EDWARD J. VEILLEUX, Vice President (8/26/43)
               One South Street, Baltimore, Maryland 21202. Director, Deutsche Asset Management, 1999-Present; Executive Vice President, Investment Company Capital Corporation since 1996. Trustee, Devcap Trust. (registered investment company).

MARGARET M. BEELER, Assistant Vice President (3/1/67)
               Assistant Vice President, International Strategy & Investment Inc. (registered investment advisor), 1996 - Present. Formerly, Marketing Representative, U.S. Healthcare, Inc., 1995 -1996; Sales Manager, Donna Maione, Inc., 1994-1995, and Deborah Wiley California, 1989-1994.

KEITH C. REILLY, Assistant Vice President (6/2/66)
               Assistant Vice President, International Strategy & Investment Inc. (registered investment advisor), 1996-Present; Formerly, Select Private Banking Officer, Assistant Manager, Chemical Bank, 1995- 1996; Financial Consultant, Dreyfus Corporation, 1989-1995.

CHARLES A. RIZZO, Treasurer (8/5/57)
               One South Street, Baltimore, Maryland 21202. Director, Deutsche Asset Management; Certified Public Accountant and Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1993-1998.

BRUCE A. ROSENBLUM, Secretary (9/14/60)
               One South Street, Baltimore, Maryland 21202 Vice President, Deutsche Asset Management since 2000. Formerly, Partner, Freedman, Levy, Kroll & Simonds, 1997-1999; Senior Associate, 1994-1996.

AMY M. OLMERT, Assistant Secretary (5/14/63)
               One South Street, Baltimore, Maryland 21202. Director, Deutsche Asset Management; Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1997-1999. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1992-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
               One South Street, Baltimore, Maryland 21202. Director, Deutsche Asset Management. Formerly, Principal, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999; Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.


----------------------
* A Director who is an "interested person" as defined in the Investment Company Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies advised by ISI or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex"). With the exception of Mr. Stevens, each of the above named persons serves in the capacity noted above for each fund in the Fund Complex.

         Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, the Fund's administrator or its affiliates in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisors, the Distributor or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his services as Director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from each fund in the Fund Complex for which he serves. Payment of such fees and expenses is allocated among the funds described above in direct proportion to their relative net assets. For the fiscal year ended May 31, 2001, Independent Directors fees attributable to the assets of the Fund totaled $2,723.91.

           The following table shows aggregate compensation and retirement benefits payable to each of the Fund's Directors by the Fund and Fund Complex, respectively.

                               COMPENSATION TABLE

                                    Aggregate Compensation                    Total Compensation from the Fund
                                    From the fund payable to                  and Fund Complex Payable to
Name of Person,                     Directors for the Fiscal                  Directors for the Fiscal Year
Position                            Year Ended May 31, 2001                   Ended May 31, 2001
---------------------------------------------------------------------------------------------------------------
Edward S. Hyman(1)                         $0                                               $0
Chairman and Director

Joseph R. Hardiman                         $907.97                            $12,000 for service on 4
Director                                                                      Boards in the Fund complex

Louis E. Levy                              $907.97                            $12,000 for service on 4
Director                                                                      Boards in the Fund complex

Carl W. Vogt, Esq.                         $907.97                            $12,000 for service on 4
Director                                                                      Boards in the Fund complex

--------------
(1) Denotes an individual who is an "interested person" as defined in the Investment Company Act.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code permits access persons to engage in personal trading provided that the access persons comply with the Code's provisions and reporting requirements. In addition, interested access persons are subject to the provisions of the advisor's, distributor's or administrator's Codes of Ethics provided that each Code meets the requirements of Rule 17j-1 and has been approved by the Board of Directors.

         The Fund's advisor, International Strategy & Investment, Inc. ("ISI" or the "Advisor"), and the Fund's distributor, ISI Group, Inc., have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes permit access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.

         The Fund's sub-advisor, LA Capital, has also adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. The Code also provides for preclearance of personal trades and imposes trading "blackout periods", subject to certain exceptions. The Code prohibits personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

         The Fund's administrator, Investment Company Capital Corp. ("ICCC"), has also adopted a Rule 17j-1. The Code permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. The Code also provides for preclearance of personal trades and imposes trading "blackout periods," subject to certain exceptions. The Code prohibits short-term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

         The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

          On March 27, 2002, the Board of Directors approved the change of investment sub-advisor from Wilshire Associates Incorporated ("Wilshire") to Los Angeles Capital Management and Equity Research, Inc. ("LA Capital" or the "Sub-Advisor"), effective March 29, 2002. The Board of Directors of the Fund, including a majority of the Independent Directors, have approved an Investment Advisory Agreement between the Fund and ISI and a Sub-Advisory Agreement among the Fund, ISI and Los Angeles Capital Management and Equity Research Inc. ("LA Capital" or the "Sub-Advisor"), both of these contracts are described in greater detail below. ISI is a registered investment advisor that was formed in January 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. ISI is also investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., open-end management investment companies with net assets of approximately $516 million as of August 31, 2001.

         LA Capital, a California corporation, is a registered investment advisor with approximately $2.7 billion in net assets under management as of March 29, 2002.

         Under the Investment Advisory Agreement, ISI: (1) formulates and implements continuing programs for the purchase and sales of securities, (2) determines what securities (and in what proportion) shall be represented in the Fund's portfolio (3) provides the Fund's Board of Directors with regular financial reports and analysis with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (4) obtains and evaluates economic, statistical, and financial information pertinent to the Fund, and (5) takes on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. ISI has delegated these responsibilities to LA Capital for a portion of the Fund's portfolio, provided that ISI continues to supervise the performance of LA Capital and report thereon to the Fund's Board of Directors. Any investment program undertaken by ISI or LA Capital will at all times be subject to the policies and control of the Fund's Board of Directors. Neither ISI nor LA Capital shall be liable to the Fund or its shareholders for any act or omission by ISI or LA Capital or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ISI and LA Capital to the Fund are not exclusive and both ISI and LA Capital are free to render similar services to others.

         As compensation for these services, ISI is entitled to receive an annual fee from the Fund calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's daily net asset value. As compensation for its services, LA Capital is entitled to receive a fee from ISI, payable out of ISI's advisory fee, calculated daily and payable monthly, at the annual rate of 0.16% of the Fund's average daily net assets. ISI has contractually agreed to waive its annual fee and reimburse expenses to the extent necessary, so that the Fund's total operating expenses do not exceed 1.30% of its average daily net assets. ISI's compensation under the Investment Advisory Agreement for the three most recent fiscal years ended May 31, 2001, May 31, 2000 and May 31, 1999 was $6,731 (net of fee waivers of $121,962), $31,928 (net of fee waivers of $114,488) and $0 (net of fee waivers and reimbursements of $62,291), respectively. ISI pays LA Capital a fee out of its advisory fee.

         Each of the Investment Advisory and the Sub-Advisory Agreements had an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such independent directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares (as defined in the section entitled "Capital Shares"). The Fund or ISI may terminate the Investment Advisory Agreement on 60 days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). The Sub-Advisory Agreement has similar termination provisions.

ADMINISTRATION

         Investment Company Capital Corp. ("ICCC"), One South Street, Baltimore, Maryland 21202, provides administration services to the Fund. Such services include: monitoring the Fund's regulatory compliance, supervising all aspects of the Fund's service providers, arranging, but not paying for, the printing and mailing of prospectuses, proxy materials and shareholder reports, preparing and filing all documents required by the securities laws of any state in which the Shares are sold, establishing the Fund's budgets, monitoring the Fund's distribution plans, preparing the Fund's financial information and shareholder reports, calculating dividend and distribution payments and arranging for the preparation of state and federal tax returns. As compensation for its administration services, ICCC is entitled to receive an annual fee calculated according to the following schedule based on the combined assets of the ISI
Funds:

                   Assets                                   Fee
                   0 - $75,000,000                          0.20%
                   $75,000,000 - $150,000,000               0.15%
                   $150,000,000 - $225,000,000              0.10%
                   $225,000,000 - $500,000,000              0.05%
                   Over $500,000,000                        0.03%

         ICCC's compensation under the Agreement for the three most recent fiscal years ended May 31, 2001, May 31, 2000 and May 31, 1999 was $31,138, $36,388, and $14,809 (net of fee waivers of $16,586), respectively. The services of ICCC to the Fund are not exclusive and ICCC is free to render similar services to others.

         ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's custodian. (See the section entitled "Custodian, Transfer Agent and Accounting Services"). ICCC is an indirect subsidiary of Deutsche Bank AG.

DISTRIBUTION OF FUND SHARES

         International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") serves as the exclusive distributor of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement"). ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of the Advisor.

         The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers and further provides that ISI Group will: solicit and receive orders for the purchase of Shares; accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1; maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors; and take all actions deemed necessary to carry into effect the distribution of the Shares. ISI Group has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all of its promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         As compensation for providing distribution and related administrative services for the ISI Shares as described above, the Fund will pay ISI Group , on a monthly basis, an annual fee, equal to 0.25% of the Fund's average daily net assets. ISI Group expects to allocate on a proportional basis up to all of its fees to broker-dealers who enter into Agency Distribution Agreements with ISI Group ("Participating Dealers") under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund. As compensation for providing distribution and shareholder services for the last three fiscal years ended May 31, 2001, May 31, 2000 and May 31, 1999, ISI Group received $80,433, $91,510 and $65,443, respectively.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the ISI Shares (the "ISI Plan"). Under the ISI Plan, the Fund pays a fee to ISI Group for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers.

         The Distribution Agreement has an initial term of two years. The Distribution Agreement and the ISI Plan will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.

         In approving the ISI Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the ISI Plan would benefit the Fund and its shareholders. The ISI Plan will be renewed only if the Directors make a similar determination in each subsequent year. The ISI Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the Fund's shareholders. The ISI Plan may be terminated at any time, and the Distribution Agreement may be terminated at any time upon 60 days' notice, without penalty, by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares. Any Agency Distribution Agreement may be terminated in the same manner at any time. The Distribution Agreement and any Agency Distribution Agreement shall automatically terminate in the event of assignment.

         During the continuance of the ISI Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the ISI Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the ISI Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review the applicable Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule.

         Under the ISI Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor, with respect to shares held by or on behalf of customers of such entities. Payments under the ISI Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the ISI Shares is less than 0.25% of the ISI Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The ISI Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the ISI Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the distributor pursuant to the ISI Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the ISI Plan, ISI will pay the distribution-related expenses of the ISI Class including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

         For the last three fiscal years ended May 31, 2001, May 31, 2000 and May 31, 1999, ISI Group was paid commissions of $5,596, $53,343 and $265,128, respectively.

         Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and Independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by the Advisors, the Distributor or the Fund's administrator.

BROKERAGE

         ISI and LA Capital, subject to the supervision of ISI, are each responsible for decisions to buy and sell securities for a portion of the Fund's portfolio, for broker-dealer selection and for negotiation of commission rates.

         Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between the Advisors and the broker-dealers. The Advisors may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, ISI Group.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with ISI Group in any transaction in which ISI Group acts as a principal.

         The Advisors' primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, the Advisors may, in their discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by the Advisors to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisors with clients other than the Fund. Similarly, any research services received by the Advisors through placement of portfolio transactions of other clients may be of value to the Advisors in fulfilling their obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisors by a broker-dealer. The Advisors are of the opinion that because the material must be analyzed and reviewed by their staffs, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisors' research and analysis. Therefore, it may tend to benefit the Fund by improving the Advisors' investment advice. In over-the-counter transactions, the Advisors will not pay any commission or other remuneration for research services. The Advisors' policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisors' opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, the Advisors are also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. However, LA Capital has no current intention to do so. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through ISI Group. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid ISI Group must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires the Advisors to furnish reports and to maintain records in connection with such reviews. The Distribution Agreement does not provide for any reduction in the distribution fee to be received by ISI Group from the Fund as a result of profits from brokerage commissions on transactions of the Fund effected through ISI Group. The Advisors manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisors. The Advisors may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of May 31, 2001 the Fund held a 4.00% repurchase agreement issued by Goldman Sachs & Company valued at $1,567,174.

CAPITAL SHARES

         Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and one class of shares: ISI Strategy Fund Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series or class will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

         The Fund's By-laws provide that any director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

           The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

          Bankers Trust Company, c/o BTNY Services, Inc., 100 Plaza One, Jersey City, New Jersey 07311 ("Bankers Trust") has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended May 31, 2001, Bankers Trust was paid $1,216 as compensation for providing custody services. ICCC, One South Street, Baltimore, Maryland 21202 (telephone: (800) 882-8585) has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for these services, ICCC receives up to $16.65 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith.

         ICCC also provides accounting services to the Fund. As compensation for these services, ICCC is entitled to receive an annual fee, calculated daily and paid monthly, as shown below.




Average Daily Net Assets               Incremental Annual Accounting Fee
------------------------               ---------------------------------

$0            - $   10,000,000                       $13,000 (fixed fee)
$10,000,000   - $   20,000,000                        0.100%
$20,000,000   - $   30,000,000                        0.080%
$30,000,000   - $   40,000,000                        0.060%
$40,000,000   - $   50,000,000                        0.050%
$50,000,000   - $   60,000,000                        0.040%
$60,000,000   - $   70,000,000                        0.030%
$70,000,000   - $  100,000,000                        0.020%
$100,000,000  - $  500,000,000                        0.015%
$500,000,000  - $1,000,000,000                        0.005%
over $1,000,000,000                                   0.001%

         For such services for the three most recent fiscal years ended May 31, 2001, May 31, 2000 and May 31, 1999, ICCC received a fee of $32,125, $35,001 and
$27,591, respectively.

         In addition, the Fund will reimburse ICCC for certain out-of-pocket expenses incurred in connection with ICCC's provision of accounting services under the Master Services Agreement.

INDEPENDENT AUDITORS

         The annual financial statements of the Fund are audited by the Fund's independent auditors. For the fiscal year ending May 31, 2002, Ernst & Young, LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103 will serve as independent auditors for the Fund. From the commencement of operation through the fiscal year ended May 31, 2001, the Fund's financial statements were audited by Deloitte & Touche LLP.

LEGAL MATTERS

         Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, as of September 5, 2001, the following persons owned beneficially or of record 5% or more of the Fund's outstanding shares:


         Edward S. Hyman, Jr.               9.62%
         c/o ISI Funds
         535 Madison Avenue 30th Floor
         New York, NY 10022-8101

         As of September 5, 2001, to Fund management's knowledge, Directors and officers as a group owned 10.12% of the Fund's total outstanding Shares of the ISI Shares class.

PERFORMANCE COMPUTATIONS

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return.

The total return quotations, under the rules of the SEC, must be calculated according to the following formula: P(1 + T)(n) = ERV

Where:  P   =  a hypothetical initial payment of $1,000
        T   =  average annual total return
        n   =  number of years (1,5 or 10)
        ERV =  ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5- and 10-year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a series) commenced operations.

         Calculated according to SEC rules, the ending redeemable value and total return of a hypothetical $1000 payment for the periods ended May 31, 2001, were as follows:

            ---------------------------------------------------------------------------------------------
                       One-Year Period Ended                                  Since Inception
                          May 31, 2001                                  (September 16, 1997) through
                                                                                May 31, 2001
            ---------------------------------------------------------------------------------------------
            Ending Redeemable           Average Annual        Ending Redeemable            Average Annual
            Value                       Total Return          Value                        Total Return
ISI Shares        $927                    -7.63%                  $1,219                       5.50%
---------------------------------------------------------------------------------------------------------

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

         For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertising containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          The Fund's annual portfolio turnover rate may vary from year to year, as well as within a year, depending on market conditions. For the fiscal year ended May 31, 2001, the Fund's portfolio turnover rate was 57%.

FINANCIAL STATEMENTS

         The financial statements for the Fund for the period ended May 31, 2001, are incorporated herein by reference to the Fund's Annual Report dated May 31, 2001. From the commencement of operation through the fiscal year ended May 31, 2001, the Fund's financial statements were audited by Deloitte & Touche LLP.